Exhibit 99.2


FINANCIAL HIGHLIGHTS
                                                                           Millions of Dollars
                                                                           Three Months Ended
                                                                                March 31
                                                                              2003      2002**
Revenues
   Sales and other operating revenues*                                     $26,942        8,431
   Equity in earnings of affiliates                                             49           20
   Other income                                                                 86           29
                                                                         ----------   ----------
                                                                            27,077        8,480
                                                                         ----------   ----------
Costs and expenses
   Purchased crude oil and products                                         17,685        5,639
   Production and operating expenses                                         1,650          917
   Selling, general and administrative
    expenses                                                                   509          264
   Exploration expenses                                                        116          163
   Depreciation, depletion and amortization                                    863          396
   Impairments                                                                  14           10
   Taxes other than income taxes*                                            3,422          914
   Accretion on discounted liabilities                                          33            5
   Interest and debt expense                                                   209          107
   Foreign currency transaction losses
    (gains)                                                                     (3)           1
   Preferred dividend requirements of capital trusts and minority
    interests                                                                   14           13
                                                                         ----------   ----------
                                                                            24,512        8,429
                                                                         ----------   ----------

   Income from continuing operations before income
    taxes                                                                    2,565           51
   Provision for income taxes                                                1,295          149
                                                                         ----------   ----------
   Income from continuing operations                                         1,270          (98)
   Income/(loss) from discontinued operations, net of income taxes              22           (4)
                                                                         ----------   ----------
   Income/(loss) before cumulative effect of change in accounting
    principle                                                                1,292         (102)
   Cumulative effect of change in accounting pinciple                          145            -
                                                                         ----------   ----------
Net income/(loss)                                                           $1,437         (102)
                                                                         ==========   ==========

Net income/(loss) per share of common stock
   Basic
     Continuing operations                                                   $1.87        (0.26)
     Discontinued operations                                                  0.03        (0.01)
     Before cumulative effect of change in accounting principle               1.90        (0.27)
     Cumulative effect of change in accounting principle                      0.21            -
     Net income/(loss)                                                       $2.11        (0.27)
   Diluted
     Continuing operations                                                   $1.86        (0.26)
     Discontinued operations                                                  0.03        (0.01)
     Before cumulative effect of change in accounting principle               1.89        (0.27)
     Cumulative effect of change in accounting principle                      0.21            -
     Net income/(loss)                                                       $2.10        (0.27)

Average common shares outstanding (in thousands)
   Basic                                                                   679,538      382,337
   Diluted                                                                 682,744      382,337

  *Includes excise taxes on petroleum products sales                         3,148          764
**Restated for discontinued operations.

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

SELECTED FINANCIAL DATA
                                                                      Millions of Dollars
                                                                       Three Months Ended
                                                                            March 31
                                                                          2003        2002
Income/(Loss) from continuing operations before accounting change
   E&P
      United States                                                       $676         155
      International                                                        461         (13)
                                                                     ----------  ----------
        Total E&P                                                        1,137         142
                                                                     ----------  ----------
   Midstream                                                                31          12
                                                                     ----------  ----------
   R&M
      United States                                                        257         (92)
      International                                                        114           5
                                                                     ----------  ----------
        Total R&M                                                          371         (87)
                                                                     ----------  ----------
   Chemicals                                                               (23)        (11)
   Emerging Businesses                                                     (34)         (5)
   Corporate and other                                                    (212)       (149)
                                                                     ----------  ----------
   Consolidated                                                         $1,270         (98)
                                                                     ==========  ==========

Cumulative Effect of Accounting Change
   E&P
      United States                                                       $161           -
      International                                                        (15)          -
                                                                     ----------  ----------
        Total E&P                                                          146           -
                                                                     ----------  ----------
   Midstream                                                                 -           -
                                                                     ----------  ----------
   R&M
      United States                                                         (1)          -
      International                                                          -           -
                                                                     ----------  ----------
        Total R&M                                                           (1)          -
                                                                     ----------  ----------
   Chemicals                                                                 -           -
   Emerging Businesses                                                       -           -
   Corporate and other                                                       -           -
                                                                     ----------  ----------
   Consolidated                                                           $145           -
                                                                     ==========  ==========

Income/(Loss) from Discontinued Operations
   Corporate and other                                                      22          (4)

SUMMARY OF NET INCOME/(LOSS)
   E&P
      United States                                                       $837         155
      International                                                        446         (13)
                                                                     ----------  ----------
        Total E&P                                                        1,283         142
                                                                     ----------  ----------
   Midstream                                                                31          12
                                                                     ----------  ----------
   R&M
      United States                                                        256         (92)
      International                                                        114           5
                                                                     ----------  ----------
        Total R&M                                                          370         (87)
                                                                     ----------  ----------
   Chemicals                                                               (23)        (11)
   Emerging Businesses                                                     (34)         (5)
   Corporate and other                                                    (190)       (153)
                                                                     ----------  ----------
Net Income/(loss)                                                       $1,437        (102)
                                                                     ==========  ==========

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

SELECTED FINANCIAL DATA
                                                                          Three Months Ended
                                                                                March 31
                                                                            2003        2002
INCOME/(LOSS) FROM CONTINUING OPERATIONS
   Effective tax rate %                                                     50.5  %    292.2

                                                                        Millions of Dollars
FOREIGN CURRENY GAINS/(LOSSES) AFTER-TAX
      E&P                                                                    $10           2
      Midstream                                                                -           -
      R&M                                                                      1           3
      Chemicals                                                                -           -
      Emerging Businesses                                                     (1)          -
      Corporate and other                                                      1          (4)
                                                                       ----------  ----------
                                                                             $11           1
                                                                       ==========  ==========

CASH FLOWS FROM OPERATING ACTIVITIES
   Income from continuing operations                                      $1,270         (98)
   Depreciation, depletion and amortization                                  863         396
   Impairments                                                                14          10
   Dry hole costs and leasehold impairment                                    40         109
   Accretion on discounted liabilities                                        33           5
   Deferred taxes                                                            236         (81)
   Cumulative effect of change in accounting principle                         -           -
   Other                                                                      67         147
   Working capital changes                                                   712          84
                                                                       ----------  ----------
   Net cash provided by continuing operations                              3,235         572
   Net cash provided by discontinued operations                              (56)          7
                                                                       ----------  ----------
   Net cash provided by operating activities                              $3,179         579
                                                                       ==========  ==========

CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                                                         $326         269
      Foreign                                                                686         248
                                                                       ----------  ----------
                                                                           1,012         517
   Midstream                                                                   2           -
   R&M                                                                       203         104
   Chemicals                                                                   -          10
   Emerging Businesses                                                        66           -
   Corporate and other                                                        26          14
                                                                       ----------  ----------
                                                                          $1,309         645
                                                                       ==========  ==========

OTHER
                                              At March 31, 2003         At December 31, 2002
   Total debt                                     $18,240                     19,766
   Common stockholders' equity                    $30,925                     29,517

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

OPERATING HIGHLIGHTS
                     BY SEGMENT
                                                                     Three Months Ended
                                                                          March 31
                                                                   2003             2002
                                                                Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                                                    337              353
          Lower 48                                                   60               33
                                                            ------------     ------------
                                                                    397              386
      Norway                                                        226              118
      United Kingdom                                                 87               17
      Canada                                                         33                1
      Nigeria                                                        38               27
      China                                                          23               13
      Other                                                          76                4
                                                            ------------     ------------
      Total consolidated                                            880              566
      Equity affiliates                                              55                5
                                                            ------------     ------------
        Total Worldwide                                             935              571
                                                            ============     ============

   Syncrude                                                          17                -
                                                            ============     ============

   Natural gas liquids produced
      United States
          Alaska*                                                    25               27
          Lower 48                                                   19                1
                                                            ------------     ------------
                                                                     44               28
      Norway                                                          8                5
      Canada                                                         11                -
      Other                                                           4                4
                                                            ------------     ------------
        Total Worldwide                                              67               37
                                                            ============     ============

*Includes reinjected volumes sold lease-to-lease.                    15               15

                                                             Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                                                    189              168
          Lower 48                                                1,338              734
                                                            ------------     ------------
                                                                  1,527              902
      Norway                                                        305              135
      United Kingdom                                              1,002              173
      Canada                                                        436               19
      Indonesia                                                     224                -
      Other                                                         111              120
                                                            ------------     ------------
      Total consolidated                                          3,605            1,349
      Equity affiliates                                              12                -
                                                            ------------     ------------
        Total Worldwide                                           3,617            1,349
                                                            ============     ============

*Represents quantities available for sale.
Excludes gas equivalent of NGL shown above.

   Liquefied natural gas sales                                      130              117

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
OPERATING HIGHLIGHTS
                                                                             Three Months Ended
                                                                                   March 31
                                                                             2003           2002
E&P (continued)
                                                                                   Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                                                         $31.47          18.72
            Lower 48                                                        31.48          18.86
               Total U.S.                                                   31.47          18.73
         International                                                      31.09          20.86
         Total consolidated                                                 31.26          19.41
         Equity affiliates                                                  20.97          15.86
         Worldwide                                                          30.72          19.37
      Natural gas-lease (per MCF)
         United States
            Alaska                                                           1.97           2.13
            Lower 48                                                         5.47           1.99
               Total U.S.                                                    5.34           1.99
         International                                                       3.92           2.41
         Total consolidated                                                  4.49           2.15
         Equity affiliates                                                   4.82              -
           Total Worldwide                                                   4.49           2.15

Midstream*
                                                                       Thousands of Barrels Daily
   Natural gas liquids extracted
     Consolidated
        United States                                                          51              -
        International                                                          47              -
     Equity affiliates
        United States*                                                        114            118
        International                                                          10              -
                                                                      ------------    -----------
                                                                              222            118
                                                                      ============    ===========

   *Represents 30.3 percent interest in Duke Energy Field Services LLC (DEFS).

                                                                                 Per Barrel
   U.S. product prices
   Weighted average NGL**
      Consolidated                                                         $25.59              -
      DEFS                                                                  24.53          12.83

*Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by DEFS' naural-gas-liquids component and location mix.

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
                                                          Three Months Ended
                                                                March 31
                                                         2003             2002
                                                       Thousands of Barrels Daily
RM&T
  United States
    Crude oil capacity                                  2,167            1,642
    Crude oil runs                                      2,008            1,416
    Refinery production                                 2,254            1,575

  International*
    Crude oil capacity                                    442               72
    Crude oil runs                                        396               65
    Refinery production                                   436               62

  U.S. Petroleum products outside sales
        Gasoline                                        1,331            1,084
        Distillates                                       600              439
        Aviation fuels                                    164              162
        Other products                                    500              398
                                               ---------------  ---------------
                                                        2,595            2,083
                                               ---------------  ---------------
  International                                           428               54
                                               ---------------  ---------------
                                                        3,023            2,137
                                               ===============  ===============

                                                          Per Gallon
  U.S. Average sales prices**
       Automotive gasoline-wholesale                    $1.10             0.67
       Automotive gasoline-retail                        1.37             0.81
       Distillates-wholesale                             1.05             0.59

                                                      Millions of Pounds
 CHEMICALS***
    Production
       Ethylene                                           731              805
       Polyethylene                                       475              525
       Styrene                                            274              203
       Normal alpha olefins                               146              158

   *Includes ConocoPhillps' share of equity affiliates.

  **Excludes excise taxes.

 ***ConocoPhillips' Chemicals segment consists primarily of its 50 percent equity investment in Chevron Phillips Chemical Company LLC.